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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): May 31, 2000



                              INSMED INCORPORATED
            (Exact name of registrant as specified in its charter)



          VIRGINIA                             0-30739                         54-1972729
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(State or other jurisdiction of         (Commission File Number)            (I.R.S. Employer
        incorporation)                                                     Identification No.)


                   800 East Leigh Street, Richmond, VA 23219
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (804) 828-6893
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ITEM 5.  OTHER EVENTS


     Press release dated June 1, 2000, issued by Insmed Pharmaceuticals, Inc. (the "Company"), regarding, among other matters, completion of the reorganizations of the Company and Celtrix Pharmaceuticals, Inc. into wholly-owned subsidiaries of the registrant, Insmed Incorporated, is filed herewith as
Exhibit 99 and hereby incorporated in its entirety by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit

          99  Press Release dated June 1, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INSMED INCORPORATED


Date: June 1, 2000         By:  /s/ Michael D. Baer
                              ___________________________

                           Michael D. Baer
                           Chief Financial Officer
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                              INSMED INCORPORATED
                               INDEX TO EXHIBITS


Exhibit Number

99    Press Release dated June 1, 2000.